UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant Section 240.14a-12

TransEnterix, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TransEnterix, Inc.

635 Davis Drive, Suite 300

Morrisville, North Carolina 27560

SUPPLEMENT TO THE PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 24, 2019

This proxy statement supplement (this “Supplement”), dated April 1, 2019, supplements the definitive proxy statement (the “Proxy Statement”) filed by TransEnterix, Inc. (referred to herein as the “Company,” “TransEnterix,” “we,” “us,” or “our” as the context requires) with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2019, and made available to our stockholders in connection with the solicitation of proxies by our Board of Directors for our 2019 Annual Meeting of Stockholders to be held at 2:00 p.m. Eastern time on Wednesday, April 24, 2019, at our principal executive offices located at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560 (the “Annual Meeting”). The purpose of this Supplement is to provide clarifying information with respect to Proposal 3 contained in the Proxy Statement.

Explanatory Note

This Supplement is being filed with the SEC and is being made available to our stockholders on or about April 1, 2019. There is no change to the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting. As such, only stockholders of record as of the close of business on March 1, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any further adjournments or postponements thereof.

Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, our stockholders should rely on the information contained in this Supplement. However, the Proxy Statement contains important information. This Supplement should only be read in conjunction with the Proxy Statement.

Supplement to Proposal 3

Proposal 3 relates to the approval of an amendment and restatement of our Amended and Restated Incentive Plan (the “Plan”). Our description of the Plan and the changes proposed to be made to the Plan in Proposal 3 of the Proxy Statement noted that changes were made to revise the performance-based award provisions of the Plan to reflect changes in federal tax law, but did not emphasize the changes we made in connection with the recent repeal of the performance-based compensation exemptions in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 162(m) of the Code limits the annual tax deductibility by the Company of compensation paid to covered executive officers to $1,000,000. Historically, there had been an exception to this annual $1,000,000 tax deduction limit for qualifying performance-based compensation, which could have included stock options and stock appreciation rights, or SARs, or other performance-based awards granted pursuant to a plan approved by stockholders. However, as a result of the Tax Cuts and Jobs Act, effective January 1, 2018, this exception has been eliminated for taxable years beginning after December 31, 2017 (other than with respect to certain grandfathered awards not relevant to the Company). As a result, Section 162(m) of the Code no longer is applicable to awards made under the Plan, and the Plan no longer needs to contain procedures and limitations previously required under Section 162(m) of the Code.

For this reason, we made a number of changes to the Plan to reflect the elimination of the applicability of the Section 162(m) exemption restrictions and limitations. Such changes include revising the performance goals definition to provide more flexibility and removing some of the Section 162(m) limitations, including removing the limitations on the number of stock options or other awards that could be granted to each participant in any calendar year. Previously, such annual limits were up to 1,000,000 stock options and 2,000,000 other awards, including restricted stock units. Such limits were an important provision of the Plan when compliance with Section 162(m) of the Code was necessary. However, the Company believes such limitations, and other Section 162(m)-related provisions, are no longer required and has determined it is advisable to remove them from the Plan. The Compensation Committee makes annual awards, and in some cases supplemental awards to executive officers in accordance with the determinations described in the Proxy Statement provided to stockholders. The prior restrictions on the number of awards to be made in each calendar year had the potential to restrict the discretion of the Compensation Committee in making awards to executive officers. Such awards are designed to provide appropriate incentives to the executive officers and to align their interests with those of stockholders, subject to the provisions of the Plan.

Voting

Our stockholders should note the following:

•	We will not make available or distribute, and our stockholders do not need to sign, new proxy cards or submit new voting instructions.

•	Proxy cards or voting instructions received and providing direction on the proposals to be considered at the Annual Meeting will remain valid and in effect, and will be voted as directed.

•

If you have already submitted a proxy card or voting instructions, you do not need to resubmit your proxy card or voting instructions with different directions, unless you wish to change any previously cast votes. You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting.

○

For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation bearing a later date than the proxy being revoked to our Secretary at our principal executive offices at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, (b) signing and delivering a later dated written proxy relating to the same shares to our Secretary at our principal executive offices at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

○

For shares held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee, or nominee, or by obtaining a legal proxy from your broker and voting your shares by ballot at the Annual Meeting.

•	We have the right and ability to submit or amend the content of our proposals at any time prior to the Annual Meeting.

Each stockholder’s vote regarding the proposals in the Proxy Statement is important. We ask that our stockholders vote on the proposals described in the Proxy Statement. Copies of the Proxy Statement and this Supplement are available on our website www.transenterix.com, under “Investors – SEC Filings,” and written copies are available to stockholders upon written request to TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, Attention: Corporate Secretary or by calling us at (919) 765-8400.